Exhibit 10.3

表决权委托协议

Voting Rights Proxy Agreement

本表决权委托协议（以下简称“本协议”）由以下各方于2020年 11 月 3 日在中华人民共和国（在本协议中，不包括香港特别行政区、澳门特别行政区和台湾地区；以下简称“中国”）广东省深圳市签署：

This Voting Rights Proxy Agreement (this “Agreement”), as dated Month 11 Day 3, 2020, is made and entered into by and between the following parties in Shenzhen City, Guangdong Province, the People’s Republic of China (for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan region; “China” or the “PRC”):

甲方：

Party A:

甲方1：李厚德

Party A1: Li Houde

身份证号码：

Identification Number:

住所：

Domicile:

甲方2：刘望霞

Party A2: Liu Wangxia

身份证号码：

Identification Number:

住所：

Domicile:

甲方3：东莞市富华股权投资合伙企业（有限合伙）

Party A3: Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52PLGM3D

United Social Credit Code: 91441900MA52PLGM3D

住所：广东省东莞市东城街道樟村南路21号346室

Domicile: Room 346, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

甲方4：东莞市广胜股权投资合伙企业（有限合伙）

Party A4: Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52P6TC3P

United Social Credit Code: 91441900MA52P6TC3P

住所：广东省东莞市东城街道樟村南路21号379室

Domicile: Room 379, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

甲方5：东莞市富胜股权投资合伙企业（有限合伙）

Party A5: Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52T3TE3B

United Social Credit Code: 91441900MA52T3TE3B

住所：广东省东莞市南城街道草塘路5号1栋3022室

Domicile: Room 3022, Building 1, No. 5, Caotang Road, Nancheng Street, Dongguan, Guangdong

甲方6：深圳市创东方投资有限公司

Party A6: Shenzhen CDF-Capital Co. Ltd.

统一社会信用代码：9144030066587698X9

United Social Credit Code: 9144030066587698X9

住所：深圳市南山区粤海街道大冲社区科发路11号南山金融大厦2201

Domicile: 2201 Nanshan Financial Building, No.11 Kefa Road, Dachong Community, Yuehai Street, Nanshan District, Shenzhen City

甲方7：东莞市摩亿投资合伙企业（有限合伙）

Party A7: Dongguan Moyi Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524XF56E

United Social Credit Code: 91441900MA524XF56E

住所：东莞市东城街道主山社区涡岭商业街西区3巷5号

Domicile: No. 5, Lane 3, West District, Woling Commercial Street, Zhushan Community, Dongcheng Street, Dongguan City

甲方8：东莞市摩丰投资合伙企业（有限合伙）

Party A8: Dongguan Mofeng Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524UX28J

United Social Credit Code: 91441900MA524UX28J

住所：东莞市寮步镇小坑村文德路二巷51号4楼

Domicile: 4th Floor, No. 51, Second Lane, Wende Road, Xiaokeng Village, Liaobu Town, Dongguan City

甲方9：东莞市冀丰投资合伙企业（有限合伙）

Party A9: Dongguan Jifeng Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524URB3M

United Social Credit Code: 91441900MA524URB3M

住所：东莞市寮步镇井巷大岭头115号6楼

Domicile: 6th Floor, No. 115, Dalingtou, Jingxiang, Liaobu Town, Dongguan City

甲方10：东莞市益财投资合伙企业（有限合伙）

Party A10: Dongguan Yicai Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA5254UA94

United Social Credit Code: 91441900MA5254UA94

住所：东莞市东城街道主山涡岭商业街西区4巷5号

Domicile: No. 5, Lane 4, West District of Zhushan Woling Commercial Street, Dongcheng Street, Dongguan City

乙方：杭州筑梦创享科技有限公司

Party B: Hangzhou Building Dream Star Chuangxiang Technology Company Limited

统一社会信用代码：91330100MA2J2EYW5J

United Social Credit Code: 91330100MA2J2EYW5J

住所：浙江省杭州市江干区红普路788号创智绿谷发展中心4号楼107室

Domicile: Room 107, the 4th Building, Chuangzhilvgu Development Center, No.788. of Hongpu Street, Jianggan District, Hangzhou, Zhejiang Province

丙方：深圳市筑梦之星科技有限公司

Party C: Shenzhen Building Dream Star Technology Limited

统一社会信用代码：9144030035991233XX

United Social Credit Code: 9144030035991233XX

住所：深圳市龙华新区观澜街道高尔夫大道5号观澜湖国际大厦4楼

Domicile: 4th Floor, Guanlanhu International Building, No.5 Golf Avenue, Guanlan Street, Longhua District, Shenzhen City

（在本协议中，甲方1、甲方2、甲方3、甲方4、甲方5、甲方6、甲方7、甲方8、甲方9及甲方10合称为“甲方”；甲方、乙方和丙方合称为“各方”，分别称为“一方”。）

(Party A1, Party A2, Party A3, Party A4, Party A5, Party A6, Party A7, Party A8, Party A9 and Party A10 are hereinafter referred to collectively as “Party A”; Party A, Party B and Party C are hereinafter referred to collectively as the “Parties” and respectively a “Party”.)

鉴于：

Whereas,

1.	甲方1和甲方2为具有完全民事行为能力的中国籍自然人，其余各方均为依照中国法律设立并有效存续的公司或合伙企业。甲方为丙方的实益和登记股东，合计直接持有丙方100%股权。

Party B1 and Party B2 are individuals with Chinese nationality and complete civil capacity. The remaining Parties are companies or partnerships organized and validly existing under the RPC law. Party A together own directly, beneficially and of record 100% of the equity interest in Party C.

2.	甲方拟委托乙方指定的人士行使其在丙方中享有的全部股东表决权，乙方有意指定相关人士接受该等委托。

Party A intend to entrust the natural persons designated by Party B to exercise all voting rights as shareholders in Party C, and Party B intends to designate one or more natural persons to accept such entrustment.

基于以上，各方经协商一致，达成如下协议：

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, the Parties hereby agree as follows:

1.	表决权委托

Entrustment of voting rights

1.1	甲方不可撤销地承诺，其在本协议生效后将分别签署内容和格式如本协议附件所示的授权委托书，授权乙方届时指定的人士（以下简称“受托人”）代表其行使甲方作为丙方的股东依据丙 方届时有效的公司章程所享有的下列权利（以下统称“委托权利”）：

Party A hereby irrevocably covenants that they will execute the power of attorney (the “POA”) in the content and form as set forth in the Exhibit hereto upon when this Agreement becomes effective and thereby entrust and authorize the natural persons designated by Party B (the “Designees”) to exercise all rights of Party A as the shareholders of Party C (the “Entrusted Rights”) under the articles of association of Party C, including without limitation:

1.1.1	作为甲方的代理人，根据丙方的章程提议召开和出席丙方的股东会会议；

proposing to hold a shareholders’ meeting of Party C in accordance with the articles of association of Party C and attending such meeting as the agent of Party A;

1.1.2	代表甲方对所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举丙方的董事、出售或转让甲方在丙方的全部或者部分股权；

exercising all shareholder’s voting rights with respect to all matters to be discussed and voted on in the shareholders’ meeting of Party C, including but not limited to electing directors of Party C and selling or transferring all or part of the equity interest of Party A in Party C;

1.1.3	不时修订的中国法律规定的其他股东表决权利；以及

exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and

1.1.4	不时修订的丙方公司章程规定的其他股东表决权利。

exercising other shareholders’ voting rights under the articles of association of Party C amended from time to time.

1.2	甲方不得撤销或终止向受托人做出的委托。当乙方向甲方发出撤换受托人的书面通知时，甲方应立即签署授权委托书委托乙方届时指定的其他人士行使上述委托权利，新的委托一经做出即取代原委托。

Party A shall not revoke or terminate the entrustment granted to the Designees. Upon the written notice by Party B of replacing the Designees, Party A shall immediately execute a new POA to entrust the natural person newly designated by Party B to exercise the Entrusted Rights, and upon being made, the new entrustment will immediately supersede and replace the previous entrustment.

1.3	甲方确认，受托人在行使上述委托权利时，无需事先征求甲方的意见。但在各决议和召开临时股东会议的提议做出后，受托人应及时告知甲方。

Party A confirms that the Designees may exercise the Entrusted Rights without acquiring the prior consent of Party A, provided that the Designees shall timely notify Party A of each resolution of shareholder’s meeting and the proposal on convening an interim shareholders’ meeting.

1.4	受托人在本协议规定的授权范围内谨慎勤勉地依法行使委托权利。对受托人行使上述委托权利所产生的任何法律后果，甲方均不可撤销地予以认可并承担相应责任。

The Designees shall prudently and diligently exercise the Entrusted Rights in accordance with this Agreement. The Party A hereby irrevocably acknowledges and ratifies all actions and legal consequences regarding the exercise of the Entrusted Rights by the Designees and agrees to bear the responsibilities so associated with.

2.	委托权利的行使

Exercise of entrusted rights

2.1	为行使本协议下委托权利之目的，受托人有权了解丙方的公司运营、业务、客户、财务、员工等各种相关信息，查阅丙方相关资料，丙方应对此予以充分配合。

For the purpose of exercising the Entrusted Rights granted under this Agreement, the Designees have the right to request the information of Party C, including without limitation the information regarding Party C’s operations, business, clients, finance and employees, and access relevant materials and documents of Party C. Party C shall provide full assistance to the Designees for such work.

2.2	甲方同意在必要时（例如为满足政府部门审批、登记、备案所需报送文件之要求）及时签署受托人已做出的股东会决议或其他相关的法律文件。

The Party A agrees to execute the shareholders’ resolution made by the Designees and other necessary legal documents so as to, such as, satisfy the requirements for the purposes of the examining, registration and filing procedures with government authorities.

2.3	如果在本协议期限内的任何时候，本协议项下委托权利的授予或行使因任何原因（甲方或丙方违约除外）无法实现，各方应立即寻求与无法实现的规定最相近的替代方案，并在必要时签署 补充协议，以确保可继续实现本协议之目的。

If at any time during the term of this Agreement, the grant or exercise of the Entrusted Rights under this Agreement cannot be realized for any reason (other than default of Party A or Party C), the Parties shall immediately seek for an alternative closest to the sections providing such grant or exercise, and execute a supplementary agreement when necessary so that the purpose of this Agreement will continue to be achieved.

3.	免责与补偿

Exemption and indemnification

3.1	各方认可，在任何情况下，乙方不应就其指定的个人行使本协议项下委托权利而被要求对其他方或任何第三方承担任何责任或做出任何经济上的或其他方面的补偿。

The Parties acknowledge that under no circumstances shall Party B be required to assume any liability or make any economic compensation or compensation in other aspects to the other Parties or to any third party in respect of the exercise of the Entrusted Rights under this Agreement by the Designees of Party B.

3.2	甲方和丙方同意补偿乙方因指定受托人行使委托权利而蒙受或可能蒙受的一切损失并使其不受损害，包括但不限于因任何第三方向乙方提出诉讼、仲裁、追讨、索赔或政府机关的行政调查、 处罚而引起的任何损失。但如系由于受托人故意或严重过失而引起的损失，则该等损失不在补偿之列。

Party A and Party C agree to indemnify and hold harmless Party B against all actual or potential losses arising from the exercise of the Entrusted Rights by the Designees, including without limitation any loss arising out of litigations, arbitrations, pursuits for recovery or claims initiated by any third party against Party B, or administrative investigations or penalties by governmental authorities, except for those losses resulting from the willful conduct or gross negligence of the Designees of Party B.

4.	陈述和保证

Representations and warranties

4.1	甲方和丙方陈述和保证如下：

Party A and Party C hereby represent and warrant as follows:

4.1.1	甲方1、甲方2为具有完全民事行为能力的中国籍自然人。甲方3，甲方4，甲方5，甲方6，甲方7，甲方8，甲方9，甲方10和丙方是按照中国法律登记且有效存续的公司或合伙企业，甲方已取得从事主营业务所需的政府许可、牌照。

Party A1 and Party A2 are individuals with Chinese nationality and complete civil capacity. Party A3, Party A4, Party A5, Party A6, Party A7, Party A8, Party A9, Party A10 and Party C are companies or partnerships legally registered and validly existing under the PRC laws. Party A has obtained all requisite permits and licenses for its operation of the Principal Business.

4.1.2	甲方和丙方已采取必要的行为、获得必要的授权且已取得第三方和政府部门的同意及批准（若需）以签署、交付和履行本协议，甲方和丙方签署、交付和履行本协议的行为不违反中国法律的明确规定。

Party A and Party C have taken all necessary actions, acquired all necessary authorizations and obtained the consents and approvals (if any) from third parties and government agencies for the execution, delivery and performance of this Agreement, which execution, delivery and performance of this Agreement do not violate any explicit requirements under any applicable PRC laws.

4.1.3	本协议构成对其合法、有效、有约束力并可依本协议之条款对其强制执行的义务。

This Agreement constitutes legal, valid and binding obligations upon Party A and Party C and such obligations are enforceable upon Party A and Party C in accordance with this Agreement.

4.1.4	甲方在本协议生效时是丙方的合法登记股东，除本协议及各方在本协议签订之日签订的《股权质押协议》所设定的质权外，委托权利上不存在任何权利限制，受托人可根据本协议和丙方届时有效的章程完全、充分地行使委托权利。

Party A are the lawfully registered and beneficial shareholders of Party C. The Entrusted Rights are not subject to any encumbrance or other restrictions save as otherwise provided in this Agreement and the Equity Pledge Agreement executed by and between the Parties as of the date hereof, and are able to be fully exercised by the Designees in accordance with this Agreement and the articles of association of Party C.

4.2	乙方陈述和保证如下：

Party B hereby represents and warrants as follows:

4.2.1	乙方是依照中国法律登记并有效存续的外商独资企业。

Party B is a wholly owned foreign enterprise legally registered and validly existing under the PRC laws.

4.2.2	乙方已采取必要的公司行为、获得必要的授权且已取得第三方和政府部门的同意及批准（若需）以签署、交付和履行本协议，乙方签署、交付和履行本协议的行为并不违反相关中国法律的明确规定。

Party B has taken all necessary corporate actions, acquired all necessary authorizations and obtained the consents and approvals (if any) from third parties and government agencies for the execution, delivery and performance of this Agreement, which execution, delivery and performance of this Agreement do not violate any explicit requirements under any applicable PRC laws.

4.2.3	本协议构成对其合法、有效、有约束力并可依本协议之条款对其强制执行的义务。

This Agreement constitutes legal, valid and binding obligations upon Party B and such obligations are enforceable upon Party B in accordance with this Agreement.

5.	协议期限

Term of agreement

5.1	本协议于文首标明的日期签署并同时生效。除非依本协议或各方其他协议的约定而提前终止，本协议持续有效。

This Agreement is executed on the date first written above and shall take effect as of such date. This Agreement shall remain effective unless terminated earlier in accordance with this Agreement or other agreements between the Parties.

5.2	在本协议期限内，乙方不得提前终止本协议。尽管如此，甲方可通过提前30天向乙方和丙方发出书面通知的方式终止本协议。

During the term of this Agreement, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A has the right to terminate this Agreement upon giving 30 days prior written notice to Party B and Party C.

5.3	在本协议终止之后，各方在第6和8条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Sections 6 and 8 shall survive the termination of this Agreement.

6.	保密条款

Confidentiality

6.1	各方认可，有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均属于保密信息。各方应当对所有该等保密信息予以保密，任一方在未得到其他方书面同意前，不得向任何第三者披露任何保密信息，但下列信息除外：（1）公众人士知悉或将会知悉的任何信息（由接受保密信息之一方擅自向公众披露的除外）；（2）根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或（3）由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the content of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Parties, it shall not disclose any confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations same to those set forth in this section. Disclosure of any confidential information by the staff or agents of any Party shall be deemed disclosure by such Party, and such Party shall be held liable for breach of this Agreement.

6.2	各方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

The Parties agree that this section shall survive amendments to, and rescission or termination of this Agreement.

7.	通知条款

Notices

7.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed effectively served shall be determined as follows:

7.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在接收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively served on the date of receipt or refusal at the address specified for notices.

7.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively served on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2	为通知的目的，各方联系地址如下：

For the purpose of notices, the contact information of the Parties is as follows:

7.2.1	甲方1：李厚德

Party A1: Li Houde

地址：广东省深圳市福田区福民路2号皇庭居A1803

Address: A1803, Huangtingju, No. 2, Fumin Road, Futian District, Shenzhen, Guangdong Province

电话: /

Phone: /

传真: /

Facsimile: /

7.2.2	甲方2：刘望霞

Party A2: Liu Wangxia

地址：湖北省云梦县城关镇西大路12号

Address: No. 12, Xida Road, Chengguan Town, Yunmeng County, Hubei Province

电话: /

Phone: /

传真: /

Facsimile: /

7.2.3	甲方3：东莞市富华股权投资合伙企业（有限合伙）

Party A3: Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市东城街道樟村南路21号346室

Address: Room 346, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

收件人:占引

Attn: /

电话: /

Phone: /

传真: /

Facsimile:/

7.2.4	甲方4：东莞市广胜股权投资合伙企业（有限合伙）

Party A4: Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市东城街道樟村南路21号379室

Address: Room 379, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

收件人:李厚德

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

7.2.5	甲方5：东莞市富胜股权投资合伙企业（有限合伙）

Party A5: Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市南城街道草塘路5号1栋3022室

Address: Room 3022, Building 1, No. 5, Caotang Road, Nancheng Street, Dongguan, Guangdong

收件人:李凯鹏

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

7.2.6	甲方6：深圳市创东方投资有限公司

Party A6: Shenzhen CDF-Capital Co. Ltd.

地址：深圳市南山区粤海街道大冲社区科发路11号南山金融大厦2201

Address: 2201 Nanshan Financial Building, No.11 Kefa Road, Dachong Community, Yuehai Street, Nanshan District, Shenzhen City

收件人:肖水龙

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

7.2.7	甲方7：东莞市摩亿投资合伙企业（有限合伙）

Party A7: Dongguan Moyi Investment Partnership (Limited Partnership)

地址：东莞市东城街道主山社区涡岭商业街西区3巷5号

Address: No. 5, Lane 3, West District, Woling Commercial Street, Zhushan Community, Dongcheng Street, Dongguan City

收件人:李青女

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

7.2.8	甲方8：东莞市摩丰投资合伙企业（有限合伙）

Party A8: Dongguan Mofeng Investment Partnership (Limited Partnership)

地址：东莞市寮步镇小坑村文德路二巷51号4楼

Address: 4th Floor, No. 51, Second Lane, Wende Road, Xiaokeng Village, Liaobu Town, Dongguan City

收件人:黄瀚彬

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

7.2.9	甲方9：东莞市冀丰投资合伙企业（有限合伙）

Party A9: Dongguan Jifeng Investment Partnership (Limited Partnership)

地址：东莞市寮步镇井巷大岭头115号6楼

Address: 6th Floor, No. 115, Dalingtou, Jingxiang, Liaobu Town, Dongguan City

收件人:刘格

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

7.2.10	甲方10：东莞市益财投资合伙企业（有限合伙）

Party A10: Dongguan Yicai Investment Partnership (Limited Partnership)

地址：东莞市东城街道主山涡岭商业街西区4巷5号

Address: No. 5, Lane 4, West District of Zhushan Woling Commercial Street, Dongcheng Street, Dongguan City

收件人:徐夫舟

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

7.2.11	乙方：杭州筑梦创享科技有限公司

Party B: Hangzhou Building Dream Star Chuangxiang Technology Company Limited

地址：浙江省杭州市江干区红普路788号创智绿谷发展中心4号楼107室

Address: Room 107, the 4th Building, Chuangzhilvgu Development Center, No.788. of Hongpu Street, Jianggan District, Hangzhou, Zhejiang Province

收件人:刘格

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

7.2.12	丙方：深圳市筑梦之星科技有限公司

Party C: Shenzhen Building Dream Star Technology Limited

地址：深圳市龙华新区观澜街道高尔夫大道5号观澜湖国际大厦4楼

Address: 4th Floor, Guanlanhu International Building, No.5 Golf Avenue, Guanlan Street, Longhua District, Shenzhen

收件人:刘格

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

7.3	任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the sections hereof.

8.	适用法律与争议解决

Governing Law and Resolution of Disputes

8.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国法律的规定。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes relating thereto shall be governed by the PRC laws.

8.2	对于因本协议而发生的任何争议，本协议各方应首先通过友好协商方式解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给深圳国际仲裁院，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在深圳进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

Any dispute arising from this Agreement shall first be resolved by the Parties through friendly negotiations. Where the Parties fail to reach an agreement on the dispute within 30 days from any Party’s request to the other Parties for resolution of the dispute through negotiations, any Party may submit the dispute to Shenzhen Court of International Arbitration for arbitration in Shenzhen, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties.

8.3	因本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from this Agreement or during the arbitration procedures for any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights and perform their respective obligations under this Agreement.

9.	协议的转让

Assignment

9.1	乙方和丙方均不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A’s prior written consent, neither Party B nor Party C may assign its rights and obligations under this Agreement to any third party.

9.2	乙方和丙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方和丙方发出书面通知，并且无需再就该等转让征得乙方或丙方的事先同意。

Party B and Party C agree that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B and Party C, without the prior consent of Party B or Party C.

10.	其他

Miscellaneous

10.1	对本协议的任何修订和补充，应以书面方式进行，并由各方签署。

Any amendment or supplement to this Agreement shall be made by a written document executed by and between the Parties.

10.2	除了在本协议签署后所做出的书面修订、补充或修改以外，本协议构成本协议各方就本协议事项所达成的完整合同，取代在此之前就本协议事项所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after this Agreement, this Agreement shall constitute the entire agreement by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3	本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项条款和条件的含义。

The headings herein are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the terms and conditions of this Agreement.

10.4	如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其他条款的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several sections of this Agreement are found invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining sections of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable sections with effective sections that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective sections shall be as close as possible to the economic effect of those invalid, illegal or unenforceable sections.

10.5	本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.6	本协议以中文和英文书就，一式十二份，各方各持一份，具有同等效力。中英文版本如有冲突，应以中文版为准。

This Agreement is made in Chinese and English in twelve copies with each Party holding one. All counterparts have the same legal effect. The Chinese version shall prevail in case of any conflict or discrepancy between the Chinese version and the English version.

（本页以下无正文）

(The remainder of this page is intentionally left blank)

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

甲方1/ Party A1：

签字/Signature：	/s/ LI Houde

李厚德/LI Houde

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

甲方2/ Party A2：

签字/Signature：	/s/ LIU Wangxia

刘望霞/LIU Wangxia

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

甲方3/ Party A3：

盖章/Seal：东莞市富华股权投资合伙企业（有限合伙）/ Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ ZHAN Yin

占引/ZHAN Yin

职位/Title：执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

甲方4/ Party A4：

盖章/Seal：东莞市广胜股权投资合伙企业（有限合伙）/ Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Houde

李厚德/LI Houde

职位/Title：执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

甲方5/ Party A5：

盖章/Seal：东莞市富胜股权投资合伙企业（有限合伙）/ Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Kaipeng

李凯鹏/LI Kaipeng

职位/Title：执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

甲方6/ Party A6：

盖章/Seal：深圳市创东方投资有限公司/Shenzhen CDF-Capital Co. Ltd.

签字/Signature：	/s/ XIAO Shuilong

肖水龙/XIAO Shuilong

职位/Title：法定代表人/Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

甲方7/ Party A7：

盖章/Seal：东莞市摩亿投资合伙企业（有限合伙）/ Dongguan Moyi Investment Partnership (Limited Partnership)

签字/Signature：	/s/ XIAO Shuilong

李青女/LI Qingnv

职位/Title：执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

甲方8/ Party A8：

盖章/Seal：东莞市摩丰投资合伙企业（有限合伙）/ Dongguan Mofeng Investment Partnership (Limited Partnership)

签字/Signature：	/s/ HUANG Hanbin

黄瀚彬/HUANG Hanbin

职位/Title：执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

甲方9/ Party A9：

盖章/Seal：东莞市冀丰投资合伙企业（有限合伙）/ Dongguan Jifeng Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LIU Ge

刘格/ LIU Ge

职位/Title：执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

甲方10/ Party A10：

盖章/Seal：东莞市益财投资合伙企业（有限合伙）/ Dongguan Yicai Investment Partnership (Limited Partnership)

签字/Signature：	/s/ XU Fuzhou

徐夫舟/ XU Fuzhou

职位/Title：执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

乙方/ Party B：

盖章/Seal：杭州筑梦创享科技有限公司/ Hangzhou Building Dream Star Chuangxiang Technology Company Limited

签字/Signature：	/s/ LIU Ge

刘格/LIU Ge

职位/Title：法定代表人/Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《表决权委托协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy Agreement as of the date first above written.

丙方/ Party C：

盖章/Seal：深圳市筑梦之星科技有限公司/ Shenzhen Building Dream Star Technology Limited

签字/Signature：	/s/ LIU Ge

刘格/LIU Ge

职位/Title：法定代表人/Legal Representative

附件：授权委托书

Exhibit: Power of Attorney

【 】（以下简称“股东”）系深圳市筑梦之星科技有限公司（以下简称“公司”）的股东，持有公司【 】股权（以下简称“股权”）。现股东就其股权，特此不可撤销地授权【 】为指定的人士（以下简称“受托人”）在本授权委托书的期限内行使如下权利：

[] (the “Shareholder”) is one of the shareholders of Shenzhen Building Dream Star Technology Limited , holding []% of the equity interest in the Company (the “Equity Interests”). The Shareholder hereby irrevocably authorizes the natural person (the “Designee”) designated by [] to exercise the following rights relating to the Equity Interests during the term of this Power of Attorney:

受托人作为股东唯一的排他的代理人，就有关股权的事宜全权代表股东行使如下权利：（1）根据公司的章程提议召开和出席公司的股东会会议；（2）代表股东对所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举公司的董事、出售或转让股东在公司的全部或者部分股权；（3）不时修订的中国法律规定的其他股东表决权利；以及（4）不时修订的公司的章程规定的其他股东表决权利。

The Designee acts as the sole and exclusive agent of the Shareholder to exercise the following rights on behalf of the Shareholder: (a) proposing to hold a shareholders’ meeting of the Company in accordance with its articles of association and attending such meetings; (b) exercising all shareholder’s voting rights with respect to all matters to be discussed and voted on in the shareholders’ meeting of the Company, including but not limited to electing directors of the Company and selling or transferring all or part of the equity interest of the Shareholder in the Company; (c) exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and (d) exercising other shareholders’ voting rights under the articles of association of the Company amended from time to time.

受托人有权代表股东实施于本协议之日签署的《股权质押协议》和《独家购买权协议》的相关约定并签署该等协议项下约定的交易合同（如适用），该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the Designee has the authority to effect the terms and conditions under the Equity Pledge Agreement and the Exclusive Option Agreement both dated the date of the Voting Rights Proxy Agreement, and execute the transaction contracts under such agreements (if applicable).

受托人就股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署，股东在此予以不可撤销的任何和确认。

All the actions regarding the Equity Interests conducted by the Designee shall be deemed the Shareholder’s actions, and all the executions of the documents regarding the Equity Interests made by the Designee shall be deemed the executions by the Shareholder. The Shareholder hereby irrevocably acknowledges and ratifies such actions and executions.

在股东作为公司股东的期间内，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

This Power of Attorney becomes effective as of the date when the Shareholder properly signs it and remains irrevocable and continuously valid as long as the Shareholder is the shareholder of the Company.

本授权委托书期间，股东特此放弃已经通过本授权委托书授权给受托人的与股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, the Shareholder hereby waives all the rights associated with the Equity Interests as granted under the Voting Rights Proxy Agreement and this Power of Attorney and shall not exercise such rights.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is made in Chinese and English and the Chinese version shall prevail in case of any discrepancy between the two versions.

股东（委托人）/Shareholder (Principal) ：【 】/[]

日期/Date： 年 月 日/ November 3, 2020

附件：授权委托书

Exhibit: Power of Attorney

东莞市富胜股权投资合伙企业（有限合伙）（统一社会信用代码：91441900MA52T3TE3B）（以下简称"股东"）系深圳市筑梦之星科技有限公司（以下简称"公司"）的股东，持有公司 **8.5061%**股权（以下简称"股权"）。现股东就其股权，特此不可撤销地授权**杭州筑梦创享科技有限公司（统一社会信用代码：91330100MA2J2EYW5J）**指定的人士（以下简称"受托人"）在本授权委托书的期限内行使如下权利：

Dongguan Fusheng Equity Investment Partnership (Limited Partnership)（United Social Credit Code: 91441900MA52T3TE3B） (the "Shareholder") is one of the shareholders of Shenzhen Building Dream Star Technology Limited , holding **8.5061%** of the equity interest in the Company (the "Equity Interests"). The Shareholder hereby irrevocably authorizes the natural person (the "Designee") designated by **Hangzhou Building Dream Star Chuangxiang Technology Company Limited（United Social Credit Code: 91330100MA2J2EYW5J）** to exercise the following rights relating to the Equity Interests during the term of this Power of Attorney:

受托人作为股东唯一的排他的代理人，就有关股权的事宜全权代表股东行使如下权利：（1）根据公司的章程提议召开和出席公司的股东会会议；（2）代表股东对所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举公司的董事、出售或转让股东在公司的全部或者部分股权；（3）不时修订的中国法律规定的其他股东表决权利；以及（4）不时修订的公司的章程规定的其他股东表决权利。

The Designee acts as the sole and exclusive agent of the Shareholder to exercise the following rights on behalf of the Shareholder: (a) proposing to hold a shareholders' meeting of the Company in accordance with its articles of association and attending such meetings; (b) exercising all shareholder's voting rights with respect to all matters to be discussed and voted on in the shareholders' meeting of the Company, including but not limited to electing directors of the Company and selling or transferring all or part of the equity interest of the Shareholder in the Company; (c) exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and (d) exercising other shareholders’ voting rights under the articles of association of the Company amended from time to time. 受托人有权代表股东实施于本协议之日签署的《股权质押协议》和《独家购买权 协议》的相关约定并签署该等协议项下约定的交易合同（如适用），该权利的行 使将不对本授权形成任何限制。 Without limiting the generality of the powers granted hereunder, the Designee has the authority to effect the terms and conditions under the Equity Pledge Agreement and the Exclusive Option Agreement both dated the date of the Voting Rights Proxy Agreement, and execute the transaction contracts under such agreements (if applicable). 受托人就股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署， 股东在此予以不可撤销的任何和确认。 All the actions regarding the Equity Interests conducted by the Designee shall be deemed the Shareholder’s actions, and all the executions of the documents regarding the Equity Interests made by the Designee shall be deemed the executions by the Shareholder. The Shareholder hereby irrevocably acknowledges and ratifies such actions and executions. 在股东作为公司股东的期间内，本授权委托书不可撤销并持续有效，自授权委托

During the term of this Power of Attorney, the Shareholder hereby waives all the rights associated with the Equity Interests as granted under the Voting Rights Proxy Agreement and this Power of Attorney and shall not exercise such rights. This Power of Attorney is made in Chinese and Englis1 and the Chinese version shall •J: ....l. prevail in case of any discrepancy between tl1e 1-j·s/. )-/l;&' ...[\ 'f ..., ., JIJVJ(fGA)/Shareholder (Principal) :1u'"1-:s1>/\ 1/"C;z·':'.:. El W:J/Date: ; , 1 ,tl f-J )J 1 -}A(\((})'tr .-. I\1 ' '

附件：授权委托书

Exhibit: Power of Attorney

东莞市益财投资合伙企业（有限合伙）（统一社会信用代码：91441900MA5254UA94）（以下简称"股东"）系深圳市筑梦之星科技有限公司（以下简称"公司"）的股东，持有公司 **1.2346%**股权（以下简称"股权"）。现股东就其股权，特此不可撤销地授权**杭州筑梦创享科技有限公司（统一社会信用代码：91330100MA2J2EYW5J）**指定的人士（以下简称"受托人"）在本授权委托书的期限内行使如下权利：

Dongguan Yicai Investment Partnership (Limited Partnership)（United Social Credit Code: 91441900MA5254UA94） (the "Shareholder") is one of the shareholders of Shenzhen Building Dream Star Technology Limited, holding **1.2346%** of the equity interest in the Company (the "Equity Interests"). The Shareholder hereby irrevocably authorizes the natural person (the "Designee") designated by **Hangzhou Building Dream Star Chuangxiang Technology Company Limited（United Social Credit Code: 91330100MA2J2EYW5J）** to exercise the following rights relating to the Equity Interests during the term of this Power of Attorney:

受托人作为股东唯一的排他的代理人，就有关股权的事宜全权代表股东行使如下权利：（1）根据公司的章程提议召开和出席公司的股东会会议；（2）代表股东对所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举公司的董事、出售或转让股东在公司的全部或者部分股权；（3）不时修订的中国法律规定的其他股东表决权利；以及（4）不时修订的公司的章程规定的其他股东表决权利。

The Designee acts as the sole and exclusive agent of the Shareholder to exercise the following rights on behalf of the Shareholder: (a) proposing to hold a shareholders' meeting of the Company in accordance with its articles of association and attending such meetings; (b) exercising all shareholder's voting rights with respect to all matters to be discussed and voted on in the shareholders' meeting of the Company, including but not limited to electing directors of the Company and selling or transferring all or part of the equity interest of the Shareholder in the Company; (c) exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and (d) exercising other shareholders’ voting rights under the articles of association of the Company amended from time to time. 受托人有权代表股东实施于本协议之日签署的《股权质押协议》和《独家购买权 协议》的相关约定并签署该等协议项下约定的交易合同（如适用），该权利的行 使将不对本授权形成任何限制。 Without limiting the generality of the powers granted hereunder, the Designee has the authority to effect the terms and conditions under the Equity Pledge Agreement and the Exclusive Option Agreement both dated the date of the Voting Rights Proxy Agreement, and execute the transaction contracts under such agreements (if applicable). 受托人就股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署， 股东在此予以不可撤销的任何和确认。 All the actions regarding the Equity Interests conducted by the Designee shall be deemed the Shareholder’s actions, and all the executions of the documents regarding the Equity Interests made by the Designee shall be deemed the executions by the Shareholder. The Shareholder hereby irrevocably acknowledges and ratifies such actions and executions. 在股东作为公司股东的期间内，本授权委托书不可撤销并持续有效，自授权委托

During the term of this Power of Attorney, the Shareholder hereby waives all the rights associated with the Eq uity Interests as granted under the Voting Rights Proxy Agreement and this Power of Attorney and shall not exercise such rights. This Power of Attorney is made in Chinese and English and the Chinese version shall D.!J)-j/Date: /· 1 , $ I I }j "-' El/Month

附件：授权委托书

Exhibit: Power of Attorney

李厚德（身份证号码：[***]）（以下简称“股东”）系深圳市筑梦之星科技有限公司（以下简称“公司”）的股东，持有公司46.6891%股权（以下简称“股权”）。现股东就其股权，特此不可撤销地授权杭州筑梦创享科技有限公司（统一社会信用代码：91330100MA2J2EYW5J）指定的人士（以下简称“受托人”）在本授权委托书的期限内行使如下权利：

Li Houde（Identification Number: [***]） (the “Shareholder”) is one of the shareholders of Shenzhen Building Dream Star Technology Limited, holding 46.6891% of the equity interest in the Company (the “Equity Interests”). The Shareholder hereby irrevocably authorizes the natural person (the “Designee”) designated by Hangzhou Building Dream Star Chuangxiang Technology Company Limited（United Social Credit Code: 91330100MA2J2EYW5J） to exercise the following rights relating to the Equity Interests during the term of this Power of Attorney:

受托人作为股东唯一的排他的代理人，就有关股权的事宜全权代表股东行使如下权利：（1）根据公司的章程提议召开和出席公司的股东会会议；（2）代表股东对所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举公司的董事、出售或转让股东在公司的全部或者部分股权；（3）不时修订的中国法律规定的其他股东表决权利；以及（4）不时修订的公司的章程规定的其他股东表决权利。

The Designee acts as the sole and exclusive agent of the Shareholder to exercise the following rights on behalf of the Shareholder: (a) proposing to hold a shareholders’ meeting of the Company in accordance with its articles of association and attending such meetings; (b) exercising all shareholder’s voting rights with respect to all matters to be discussed and voted on in the shareholders’ meeting of the Company, including but not limited to electing directors of the Company and selling or transferring all or part of the equity interest of the Shareholder in the Company; (c) exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and (d) exercising other shareholders’ voting rights under the articles of association of the Company amended from time to time.

受托人有权代表股东实施于本协议之日签署的《股权质押协议》和《独家购买权协议》的相关约定并签署该等协议项下约定的交易合同（如适用），该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the Designee has the authority to effect the terms and conditions under the Equity Pledge Agreement and the Exclusive Option Agreement both dated the date of the Voting Rights Proxy Agreement, and execute the transaction contracts under such agreements (if applicable).

受托人就股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署，股东在此予以不可撤销的任何和确认。

All the actions regarding the Equity Interests conducted by the Designee shall be deemed the Shareholder’s actions, and all the executions of the documents regarding the Equity Interests made by the Designee shall be deemed the executions by the Shareholder. The Shareholder hereby irrevocably acknowledges and ratifies such actions and executions.

在股东作为公司股东的期间内，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

This Power of Attorney becomes effective as of the date when the Shareholder properly signs it and remains irrevocable and continuously valid as long as the Shareholder is the shareholder of the Company.

本授权委托书期间，股东特此放弃已经通过本授权委托书授权给受托人的与股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, the Shareholder hereby waives all the rights associated with the Equity Interests as granted under the Voting Rights Proxy Agreement and this Power of Attorney and shall not exercise such rights.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is made in Chinese and English and the Chinese version shall prevail in case of any discrepancy between the two versions.

股东（委托人）/Shareholder (Principal) ：	/s/ Houde Li

日期/Date： 2020 年 11 月 3 日/ Month 11 Day 3 , 2020

附件：授权委托书

Exhibit: Power of Attorney

东莞市摩丰投资合伙企业（有限合伙）（统一社会信用代码：91441900MA524UX28J）（以下简称"股东"）系深圳市筑梦之星科技有限公司（以下简称"公司"）的股东，持有公司 **5.6707%**股权（以下简称"股权"）。现股东就其股权，特此不可撤销地授权**杭州筑梦创享科技有限公司（统一社会信用代码：91330100MA2J2EYW5J）**为指定的人士（以下简称"受托人"）在本授权委托书的期限内行使如下权利：

Dongguan Mofeng Investment Partnership (Limited Partnership)（United Social Credit Code: 91441900MA524UX28J） (the "Shareholder") is one of the shareholders of Shenzhen Building Dream Star Technology Limited , holding **5.6707%** of the equity interest in the Company (the "Equity Interests"). The Shareholder hereby irrevocably authorizes the natural person (the "Designee") designated by **Hangzhou Building Dream Star Chuangxiang Technology Company Limited（United Social Credit Code: 91330100MA2J2EYW5J）** to exercise the following rights relating to the Equity Interests during the term of this Power of Attorney:

受托人作为股东唯一的排他的代理人，就有关股权的事宜全权代表股东行使如下权利：（1）根据公司的章程提议召开和出席公司的股东会会议；（2）代表股东对所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举公司的董事、出售或转让股东在公司的全部或者部分股权；（3）不时修订的中国法律规定的其他股东表决权利；以及（4）不时修订的公司的章程规定的其他股东表决权利。

The Designee acts as the sole and exclusive agent of the Shareholder to exercise the following rights on behalf of the Shareholder: (a) proposing to hold a shareholders' meeting of the Company in accordance with its articles of association and attending such meetings; (b) exercising all shareholder's voting rights with respect to all matters to be discussed and voted on in the shareholders' meeting of the Company, including but not limited to electing directors of the Company and selling or transferring all or part of the equity interest of the Shareholder in the Company; (c) exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and (d) exercising other shareholders’ voting rights under the articles of association of the Company amended from time to time. 受托人有权代表股东实施于本协议之日签署的《股权质押协议》和《独家购买权 协议》的相关约定并签署该等协议项下约定的交易合同（如适用），该权利的行 使将不对本授权形成任何限制。 Without limiting the generality of the powers granted hereunder, the Designee has the authority to effect the terms and conditions under the Equity Pledge Agreement and the Exclusive Option Agreement both dated the date of the Voting Rights Proxy Agreement, and execute the transaction contracts under such agreements (if applicable). 受托人就股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署， 股东在此予以不可撤销的任何和确认。 All the actions regarding the Equity Interests conducted by the Designee shall be deemed the Shareholder’s actions, and all the executions of the documents regarding the Equity Interests made by the Designee shall be deemed the executions by the Shareholder. The Shareholder hereby irrevocably acknowledges and ratifies such actions and executions. 在股东作为公司股东的期间内，本授权委托书不可撤销并持续有效，自授权委托 书签署之日起算。 This Power of Attorney becomes effective as of the date when the Shareholder properly signs it and remains irrevocable and continuously valid as long as the Shareholder is the shareholder of the Company. 本授权委托书期间，股东特此放弃已经通过本授权委托书授权给受托人的与股权 有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, the Shareholder hereby waives all the rights associated with the Equity Interests as granted under the Voting Rights Proxy Agreement and this Power of Attorney and shall not exercise such rights. This Power of Attorney is made in Chinese and Englis ll* ( j{;)\) /Shareholder (Principal) : El ,R/Date: 7.7J 1 fl= f I .FJ El/Month II Day '2; , 2020

附件：授权委托书 Exhibit: Power of Attorney 东莞市富华股权投资合伙企业（有限合伙 ）（统一社会信用代码： 91441900MA52PLGM3D）（以下简称“股东”）系深圳市筑梦之星科技有限公司 （以下简称“公司”）的股东，持有公司 10.4909%股权（以下简称“股权”）。现股 东就其股权，特此不可撤销地授权杭州筑梦创享科技有限公司（统一社会信用代 码：91330100MA2J2EYW5J）指定的人士（以下简称“受托人”）在本授权委托 书的期限内行使如下权利： Dongguan Fuhua Equity Investment Partnership (Limited Partnership)（United Social Credit Code: 91441900MA52PLGM3D） (the “Shareholder”) is one of the shareholders of Shenzhen Building Dream Star Technology Limited , holding 10.4909% of the equity interest in the Company (the “Equity Interests”). The Shareholder hereby irrevocably authorizes the natural person (the “Designee”) designated by Hangzhou Building Dream Star Chuangxiang Technology Company Limited（United Social Credit Code: 91330100MA2J2EYW5J）to exercise the following rights relating to the Equity Interests during the term of this Power of Attorney: 受托人作为股东唯一的排他的代理人，就有关股权的事宜全权代表股东行使如下 权利：（1）根据公司的章程提议召开和出席公司的股东会会议；（2）代表股东对 所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举公司的董事、 出售或转让股东在公司的全部或者部分股权；（3）不时修订的中国法律规定的其 他股东表决权利；以及（4）不时修订的公司的章程规定的其他股东表决权利。 The Designee acts as the sole and exclusive agent of the Shareholder to exercise the following rights on behalf of the Shareholder: (a) proposing to hold a shareholders’ meeting of the Company in accordance with its articles of association and attending such meetings; (b) exercising all shareholder’s voting rights with respect to all matters to be discussed and voted on in the shareholders’ meeting of the Company, including but not limited to electing directors of the Company and selling or transferring all or part of the equity interest of the Shareholder in the Company; (c) exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and (d) exercising other shareholders’ voting rights under the articles of association of the Company amended from time to time. 受托人有权代表股东实施于本协议之日签署的《股权质押协议》和《独家购买权 协议》的相关约定并签署该等协议项下约定的交易合同（如适用），该权利的行 使将不对本授权形成任何限制。 Without limiting the generality of the powers granted hereunder, the Designee has the authority to effect the terms and conditions under the Equity Pledge Agreement and the Exclusive Option Agreement both dated the date of the Voting Rights Proxy Agreement, and execute the transaction contracts under such agreements (if applicable). 受托人就股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署， 股东在此予以不可撤销的任何和确认。 All the actions regarding the Equity Interests conducted by the Designee shall be deemed the Shareholder’s actions, and all the executions of the documents regarding the Equity Interests made by the Designee shall be deemed the executions by the Shareholder. The Shareholder hereby irrevocably acknowledges and ratifies such actions and executions. 在股东作为公司股东的期间内，本授权委托书不可撤销并持续有效，自授权委托 书签署之日起算。 This Power of Attorney becomes effective as of the date when the Shareholder properly signs it and remains irrevocable and continuously valid as long as the Shareholder is the shareholder of the Company. 本授权委托书期间，股东特此放弃已经通过本授权委托书授权给受托人的与股权 有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, the Shareholder hereby waives all the rights associated with the Equity Interests as granted under the Voting Rights Proxy Agreement and this Power of Attorney and shall not exercise such rights. This Power of Attorney is made in Chinese and English and the Chinese version shall prevail in case of any discrepancy betwee1 et'lo!yersions. l/4J./ *t'll j &',,}-..Iti:J '•,,'"o.$ E3W /Date: <> -04f/B/Month t l Day )? , 2020 : ')"(/'/ ,y

附件：授权委托书

Exhibit: Power of Attorney

深圳市创东方投资有限公司(统一社会信用代码：91440300665876 98X9)（以下简称"股东"）系深圳市筑梦之星科技有限公司（以下简称"公司"）的股东，持有公司 **0.9451%**股权（以下简称"股权"）。现股东就其股权，特此不可撤销地授权**杭州筑梦创享科技有限公司（统一社会信用代码：91330100MA2J2EYW5J）**指定的人士（以下简称 "受托人"）在本授权委托书的期限内行使如下权利：

Shenzhen CDF-Capital Co. Ltd. (UnitedSocial Credit Code: 9144030066587698X9) (the "Shareholder") is one of the shareholders of Shenzhen Building Dream Star Technology Limited , holding **0.9451%** of the equity interest in the Company (the "Equity Interests"). The Shareholder hereby irrevocably authorizes the natural person (the "Designee") designated by **Hangzhou Building Dream Star Chuangxiang Technology Company Limited（United Social Credit Code: 91330100MA2J2EYW5J）** to exercise the following rights relating to the Equity Interests during the term of this Power of Attorney:

受托人作为股东唯一的排他的代理人，就有关股权的事宜全权代表股东行使如下权利：（1）根据公司的章程提议召开和出席公司的股东会会议；（2）代表股东对所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举公司的董事、出售或转让股东在公司的全部或者部分股权；（3）不时修订的中国法律规定的其他股东表决权利；以及（4）不时修订的公司的章程规定的其他股东表决权利。

The Designee acts as the sole and exclusive agent of the Shareholder to exercise the following rights on behalf of the Shareholder: (a) proposing to hold a shareholders' meeting of the Company in accordance with its articles of association and attending such meetings; (b) exercising all shareholder's voting rights with respect to all matters to be discussed and voted on in the shareholders' meeting of the Company, including but not limited to electing directors of the Company and selling or transferring all or part of the equity interest of the Shareholder in the Company; (c) exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and (d) exercising other shareholders’ voting rights under the articles of association of the Company amended from time to time. 受托人有权代表股东实施于本协议之日签署的《股权质押协议》和《独家购买权 协议》的相关约定并签署该等协议项下约定的交易合同（如适用），该权利的行 使将不对本授权形成任何限制。 Without limiting the generality of the powers granted hereunder, the Designee has the authority to effect the terms and conditions under the Equity Pledge Agreement and the Exclusive Option Agreement both dated the date of the Voting Rights Proxy Agreement, and execute the transaction contracts under such agreements (if applicable). 受托人就股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署， 股东在此予以不可撤销的任何和确认。 All the actions regarding the Equity Interests conducted by the Designee shall be deemed the Shareholder’s actions, and all the executions of the documents regarding the Equity Interests made by the Designee shall be deemed the executions by the Shareholder. The Shareholder hereby irrevocably acknowledges and ratifies such actions and executions. 在股东作为公司股东的期间内，本授权委托书不可撤销并持续有效，自授权委托 书签署之日起算。 This Power of Attorney becomes effective as of the date when the Shareholder properly signs it and remains irrevocable and continuously valid as long as the Shareholder is the shareholder of the Company. 本授权委托书期间，股东特此放弃已经通过本授权委托书授权给受托人的与股权 有关的所有权利，不再自行行使该等权利。 During the term of this Power of Attorney, the Shareholder hereby waives all the rights associated with the Equity Interests as granted under the Voting Rights Proxy

Agreement and this Power of Attorney and shall not exercise such rights. This Power of Attorney is made in Chinese and English and the Chinese version shall , 2020

附件：授权委托书 Exhibit: Power of Attorney 东 莞市摩 亿投资 合伙企 业（有 限合伙 ）（ 统一 社会信 用代码 ： 91441900MA524XF56E）（以下简称“股东”）系深圳市筑梦之星科技有限公司（以 下简称“公司”）的股东，持有公司 7.561%股权（以下简称“股权”）。现股东就其 股权，特此不可撤销地授权杭州筑梦创享科技有限公司（统一社会信用代码： 91330100MA2J2EYW5J）指定的人士（以下简称“受托人”）在本授权委托书的 期限内行使如下权利： Dongguan Moyi Investment Partnership (Limited Partnership)（United Social Credit Code: 91441900MA524XF56E ） (the “Shareholder”) is one of the shareholders of Shenzhen Building Dream Star Technology Limited , holding 7.561% of the equity interest in the Company (the “Equity Interests”). The Shareholder hereby irrevocably authorizes the natural person (the “Designee”) designated by Hangzhou Building Dream Star Chuangxiang Technology Company Limited（United Social Credit Code: 91330100MA2J2EYW5J）to exercise the following rights relating to the Equity Interests during the term of this Power of Attorney: 受托人作为股东唯一的排他的代理人，就有关股权的事宜全权代表股东行使如下 权利：（1）根据公司的章程提议召开和出席公司的股东会会议；（2）代表股东对 所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举公司的董事、 出售或转让股东在公司的全部或者部分股权；（3）不时修订的中国法律规定的其 他股东表决权利；以及（4）不时修订的公司的章程规定的其他股东表决权利。 The Designee acts as the sole and exclusive agent of the Shareholder to exercise the following rights on behalf of the Shareholder: (a) proposing to hold a shareholders’ meeting of the Company in accordance with its articles of association and attending such meetings; (b) exercising all shareholder’s voting rights with respect to all matters to be discussed and voted on in the shareholders’ meeting of the Company, including but not limited to electing directors of the Company and selling or transferring all or part of the equity interest of the Shareholder in the Company; (c) exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and (d) exercising other shareholders’ voting rights under the articles of association of the Company amended from time to time. 受托人有权代表股东实施于本协议之日签署的《股权质押协议》和《独家购买权 协议》的相关约定并签署该等协议项下约定的交易合同（如适用），该权利的行 使将不对本授权形成任何限制。 Without limiting the generality of the powers granted hereunder, the Designee has the authority to effect the terms and conditions under the Equity Pledge Agreement and the Exclusive Option Agreement both dated the date of the Voting Rights Proxy Agreement, and execute the transaction contracts under such agreements (if applicable). 受托人就股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署， 股东在此予以不可撤销的任何和确认。 All the actions regarding the Equity Interests conducted by the Designee shall be deemed the Shareholder’s actions, and all the executions of the documents regarding the Equity Interests made by the Designee shall be deemed the executions by the Shareholder. The Shareholder hereby irrevocably acknowledges and ratifies such actions and executions. 在股东作为公司股东的期间内，本授权委托书不可撤销并持续有效，自授权委托 书签署之日起算。 This Power of Attorney becomes effective as of the date when the Shareholder properly signs it and remains irrevocable and continuously valid as long as the Shareholder is the shareholder of the Company. 本授权委托书期间，股东特此放弃已经通过本授权委托书授权给受托人的与股权 有关的所有权利，不再自行行使该等权利。 During the term of this Power of Attorney, the Shareholder hereby waives all the rights associated with the Equity Interests as granted under the Voting Rights Proxy Agreement and this Power of Attorney and shall not exercise such rights.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is made in Chinese and English and the Chinese version shall prevail in case of any discrepancy between the two versions.

股东（委托人）/Shareholder (Principal)：

日期/Date: 2020 年 11 月 3 日/Month 11 Day 3, 2020

附件：授权委托书

Exhibit: Power of Attorney

东莞市广胜股权投资合伙企业（有限合伙）（统一社会信用代码：91441900MA52P6TC3P）（以下简称"股东"）系深圳市筑梦之星科技有限公司（以下简称"公司"）的股东，持有公司 **5.1982%**股权（以下简称"股权"）。现股东就其股权，特此不可撤销地授权**杭州筑梦创享科技有限公司（统一社会信用代码：91330100MA2J2EYW5J）**指定的人士（以下简称"受托人"）在本授权委托书的期限内行使如下权利：

Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)（United Social Credit Code: 91441900MA52P6TC3P）(the "Shareholder") is one of the shareholders of Shenzhen Building Dream Star Technology Limited , holding **5.1982%** of the equity interest in the Company (the "Equity Interests"). The Shareholder hereby irrevocably authorizes the natural person (the "Designee") designated by **Hangzhou Building Dream Star Chuangxiang Technology Company Limited（United Social Credit Code: 91330100MA2J2EYW5J）** to exercise the following rights relating to the Equity Interests during the term of this Power of Attorney:

受托人作为股东唯一的排他的代理人，就有关股权的事宜全权代表股东行使如下权利：（1）根据公司的章程提议召开和出席公司的股东会会议；（2）代表股东对所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举公司的董事、出售或转让股东在公司的全部或者部分股权；（3）不时修订的中国法律规定的其他股东表决权利；以及（4）不时修订的公司的章程规定的其他股东表决权利。

The Designee acts as the sole and exclusive agent of the Shareholder to exercise the following rights on behalf of the Shareholder: (a) proposing to hold a shareholders' meeting of the Company in accordance with its articles of association and attending such meetings; (b) exercising all shareholder's voting rights with respect to all matters to be discussed and voted on in the shareholders' meeting of the Company, including but not limited to electing directors of the Company and selling or transferring all or part of the equity interest of the Shareholder in the Company; (c) exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and (d) exercising other shareholders’ voting rights under the articles of association of the Company amended from time to time. 受托人有权代表股东实施于本协议之日签署的《股权质押协议》和《独家购买权 协议》的相关约定并签署该等协议项下约定的交易合同（如适用），该权利的行 使将不对本授权形成任何限制。 Without limiting the generality of the powers granted hereunder, the Designee has the authority to effect the terms and conditions under the Equity Pledge Agreement and the Exclusive Option Agreement both dated the date of the Voting Rights Proxy Agreement, and execute the transaction contracts under such agreements (if applicable). 受托人就股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署， 股东在此予以不可撤销的任何和确认。 All the actions regarding the Equity Interests conducted by the Designee shall be deemed the Shareholder’s actions, and all the executions of the documents regarding the Equity Interests made by the Designee shall be deemed the executions by the Shareholder. The Shareholder hereby irrevocably acknowledges and ratifies such actions and executions. 在股东作为公司股东的期间内，本授权委托书不可撤销并持续有效，自授权委托 书签署之日起算。 This Power of Attorney becomes effective as of the date when the Shareholder properly signs it and remains irrevocable and continuously valid as long as the Shareholder is the shareholder of the Company. 本授权委托书期间，股东特此放弃已经通过本授权委托书授权给受托人的与股权 有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, the Shareholder hereby waives all the rights associated with the Equity Interests as granted under the Voting Rights Proxy Agreement and this Power of Attorney and shall not exercise such rights.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is made in Chinese and English and the Chinese version shall prevail in case of any discrepancy between the two versions.

股东（委托人）/Shareholder (Principal)：

日期/Date：2020年 11 月 3日/Month 11 Day 3, 2020

附件：授权委托书

Exhibit: Power of Attorney

东莞市冀丰投资合伙企业（有限合伙）（统一社会信用代码：91441900MA524URB3M）（以下简称"股东"）系深圳市筑梦之星科技有限公司（以下简称"公司"）的股东，持有公司 **4.2531%**股权（以下简称"股权"）。现股东就其股权，特此不可撤销地授权**杭州筑梦创享科技有限公司（统一社会信用代码：91330100MA2J2EYW5J）**指定的人士（以下简称"受托人"）在本授权委托书的期限内行使如下权利：

Dongguan Jifeng Investment Partnership (Limited Partnership) (the "Shareholder") is one of the shareholders of Shenzhen Building Dream Star Technology Limited , holding **4.2531%** of the equity interest in the Company (the "Equity Interests"). The Shareholder hereby irrevocably authorizes the natural person (the "Designee") designated by **Hangzhou Building Dream Star Chuangxiang Technology Company Limited (United Social Credit Code: 91330100MA2J2EYW5J）** to exercise the following rights relating to the Equity Interests during the term of this Power of Attorney:

受托人作为股东唯一的排他的代理人，就有关股权的事宜全权代表股东行使如下权利：（1）根据公司的章程提议召开和出席公司的股东会会议；（2）代表股东对所有需要股东会讨论、决议的事项行使表决权，包括但不限于选举公司的董事、出售或转让股东在公司的全部或者部分股权；（3）不时修订的中国法律规定的其他股东表决权利；以及（4）不时修订的公司的章程规定的其他股东表决权利。

The Designee acts as the sole and exclusive agent of the Shareholder to exercise the following rights on behalf of the Shareholder: (a) proposing to hold a shareholders' meeting of the Company in accordance with its articles of association and attending such meetings; (b) exercising all shareholder's voting rights with respect to all matters to be discussed and voted on in the shareholders' meeting of the Company, including but not limited to electing directors of the Company and selling or transferring all or part of the equity interest of the Shareholder in the Company; (c) exercising other shareholders’ voting rights under the PRC laws promulgated from time to time; and (d) exercising other shareholders’ voting rights under the articles of association of the Company amended from time to time. 受托人有权代表股东实施于本协议之日签署的《股权质押协议》和《独家购买权 协议》的相关约定并签署该等协议项下约定的交易合同（如适用），该权利的行 使将不对本授权形成任何限制。 Without limiting the generality of the powers granted hereunder, the Designee has the authority to effect the terms and conditions under the Equity Pledge Agreement and the Exclusive Option Agreement both dated the date of the Voting Rights Proxy Agreement, and execute the transaction contracts under such agreements (if applicable). 受托人就股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署， 股东在此予以不可撤销的任何和确认。 All the actions regarding the Equity Interests conducted by the Designee shall be deemed the Shareholder’s actions, and all the executions of the documents regarding the Equity Interests made by the Designee shall be deemed the executions by the Shareholder. The Shareholder hereby irrevocably acknowledges and ratifies such actions and executions. 在股东作为公司股东的期间内，本授权委托书不可撤销并持续有效，自授权委托 书签署之日起算。 This Power of Attorney becomes effective as of the date when the Shareholder properly signs it and remains irrevocable and continuously valid as long as the Shareholder is the shareholder of the Company. 本授权委托书期间，股东特此放弃已经通过本授权委托书授权给受托人的与股权 有关的所有权利，不再自行行使该等权利。 During the term of this Power of Attorney, the Shareholder hereby waives all the rights·associated with the Equ i ty Interests as granted under the Voting Rights Proxy Agreement and rights·associated with the Equ i ty Interests as granted under the Voting Rights Proxy Agreement and th is Power of Attorney and shall not exercise such rights. This Power of Attorney is made in Chinese and Engl ish and the Chinese version shall B VJj/Date: I > ) > if I (fJ .j 13/Month J )